UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2018

SLEEPAID HOLDING CO.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55446	47-3785730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm 10 1/F Wellborne Commercial Centre 8 Java Road North Point, Hong Kong
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (852) 28062312

____________________________________________

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Change in Registrant’s Certifying Accountant

On August 6, 2018, the Board of Directors of Sleepaid Holding Company, a Nevada corporation (the “Company”), has unanimously approved the engagement with Zia Masood Kiani & Co. (the “ZMK”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2018 starting from the 2nd quarter of 2018, effective immediately, and dismissed Centurion ZD CPA Ltd. as the Company’s independent registered public accounting firm.

Centurion ZD CPA Ltd. audited reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEPAID HOLDING CO.

Date: August 8, 2018	By:	/s/ Wang, Tao
Tao Wang, CEO

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